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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): September 3, 1998


                         MAX & ERMA'S RESTAURANTS, INC.
             (Exact Name of Registrant as Specified in its Charter)


   Delaware                        0-11514                   31-1041397
(State or other                 (Commission File            (IRS Employer
 jurisdiction of                 Number)                   Identification No.)
 incorporation)


                              4849 Evanswood Drive
                               Columbus, OH 43229
                    (Address of principal executive offices)


        Registrant's telephone number, including area code: 614/431-5800




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ITEM 5. - OTHER EVENTS.

         On September 3, 1998, Max & Erma's Restaurants, Inc., a Delaware corporation (the "Company"), issued a press release announcing that the Company's Board of Directors has authorized the Company, effective to August 11, 1999, to repurchase up to 500,000 shares of its outstanding common stock. The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.

ITEM 7.   EXHIBITS.

         (C) EXHIBITS.

             Exhibit No.                    Description

                 99 Max & Erma's Restaurants, Inc. Press Release, dated September 3, 1998.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Max & Erma's Restaurants, Inc.


Date: September 10, 1998                       By: /s/ Todd B. Barnum
                                                  -----------------------------
                                               Todd B. Barnum, Chairman and
                                               Chief Executive Officer




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                                 EXHIBITS INDEX

 Exhibit No.                      Description

    99          Max & Erma's Restaurants, Inc. Press Release, dated September 3,
                1998.







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